SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) July 17, 1998



                                HASBRO, INC.
           (Exact name of registrant as specified in its charter)



         Rhode Island              1-6682                   05-0155090
 (State of Incorporation)   (Commission file number)     (I.R.S. Employer
                                                         Identification No.)


     1027 Newport Avenue, Pawtucket, Rhode Island           02861
         (Address or principal executive office)           (Zip Code)



                               (401) 431-8697
             (Registrant's telephone number including area code)



 Item 5.  Other Events

           Exhibits are filed herewith in connection with the proposed issuance by the Registrant pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-44101) of $150,000,000 aggregate principal amount of the Registrant's 6.15% Notes Due 2008 and $150,000,000 aggregate principal amount of the Registrant's 6.60% Debentures Due 2028.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

           (25.1) Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HASBRO, INC.


 Dated:  July 17, 1998             By:  /s/ Phillip H. Waldoks
                                       ______________________________
                                   Name:   Phillip H. Waldoks
                                   Title:  Senior Vice President - Corporate
                                           Legal Affairs and Secretary